EX99-906CERT


                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Worldwide Bond Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSRS of Worldwide Bond Fund for the period ended June 30, 2004 (the "Form N-CSRS") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of Worldwide Bond Fund.


Dated: August 27, 2004                  /s/ Keith J. Carlson
                                        ----------------------------------------
                                        Keith J. Carlson
                                        Chief Executive Officer
                                        Worldwide Bond Fund


Dated: August 27, 2004                  /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Worldwide Bond Fund



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.